                                                                    EXHIBIT 10.6


                            SHARE OPTION TRANSACTION

[FIRST UNION LOGO]


DATE:             MARCH 11, 2002

TO:               COLTEC INDUSTRIES INC

ADDRESS:          FOUR COLISEUM CENTRE DRIVE
                  2730 WEST TYVOLA ROAD
                  CHARLOTTE, NORTH CAROLINA  28217


ATTENTION:        HOUGHTON LEWIS

TELEPHONE:        (704) 426-5534

FACSIMILE:        (704) 423-7059

FROM:             FIRST UNION SECURITIES, INC.
                  as Agent (the "Agent") of First Union National Bank

FIRST UNION REFERENCE NUMBER: 115843

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between First Union National Bank ("First Union") and Coltec Industries Inc ("Counterparty", and collectively with First Union, the "Parties") on the Trade Date as specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (including the June 2000 Version Annex thereto) (the "2000 Definitions") and the 1996 ISDA Equity Derivatives Definitions (the "Equity Definitions", and together with the 2000 Definitions, the "Definitions"), in each case as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into, and subject to this Confirmation. References herein to "Transaction" shall be deemed references to "Swap Transaction" for purposes of the 2000 Definitions. In the event of any inconsistency between the 2000 Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will prevail.

This Confirmation evidences a complete and binding agreement between First Union and Counterparty as to the terms of the Transaction to which this Confirmation relates. This Confirmation shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border) as if the parties had executed an agreement in such form, but without any Schedule except for the election of New York law (without regard to conflicts of law principles) as the governing law and U.S. Dollars as the Termination Currency. Neither party is acting as the other party's financial advisor for this Transaction nor is it relying on the other party for any evaluation of the present or future results, consequences, risks, and benefits of this transaction, whether financial, accounting, tax, legal, or otherwise.

The terms of the Transaction to which this Confirmation relates are as follows:


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GENERAL TERMS:

         Transaction Type:            Share Option Transaction

         Trade Date:                  March 7, 2002

         Option Style:                American

         Option Type:                 Call

         Buyer:                       Counterparty

         Seller:                      First Union

         Shares:                      The common shares of Goodrich
                                      Corporation (the "Issuer"),
                                      CUSIP #382388106, Ticker Symbol: GR

         Number of Options:           974,353

         Option Entitlement:          One Share(s) per Option

         Multiple Exercise:           Applicable

         Minimum Number of Options:   1

         Maximum Number of Options:   300,000

         Strike Price:                USD 52.34

         Premium:                     USD 3,839,340.56

         Premium Amount Payer:        Counterparty

         Premium Payment Date:        Three (3) Currency Business Days following
                                      the Trade Date.

         Exchange:                    New York Stock Exchange

         Related Exchange(s):         Any nationally recognized exchange or
                                      quotation system on which options or
                                      futures contracts on the Shares are traded or quoted.

         Clearance System:            If Physical settlement applies, the
                                      Clearance System shall be DTC.

Procedure for Exercise:

         Commencement Date:           The Premium Payment Date.

         Expiration Time:             The regular close of trading on the
                                      Exchange, without regard to extended
                                      trading hours.

         Expiration Date:             March 7, 2005

         Automatic Exercise:          Applicable, provided, however, that
                                      beginning with the tenth Exchange Business
                                      Day prior to and including the Expiration
                                      Date the Calculation


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                                      Agent shall allocate the Number of Options
                                      remaining to the Exchange Business Days in this period so that up to the Maximum Number of Options can be exercised on the Exchange Business Days ending on the Expiration Date. For example, if on the tenth Exchange Business Day prior to and including the Expiration Date 974,353 Options remain outstanding then Automatic Exercise shall apply as follows: 300,000 on each of the three Exchange Business
                                      Days prior to such Expiration Date and
                                      74,353 on the Expiration Date.

         First Union's Agent's Telephone
         Number and Telex and/or
         Facsimile Number and
         Contact Details for Purpose
         Of Giving Notice:            Andrew Henry or Head Trader
                                      Telephone: (704) 383-1815
                                      Facsimile: (704) 374-2557

Valuation:

         Valuation Time:              The Expiration Time

         Valuation Date:              Each Exercise Date

         Reference Price:             If Physical Settlement applies, the
                                      Reference Price shall be the closing price per Share quoted by the Exchange at the Expiration Time on the Expiration Date.

Settlement Terms:                     Cash or Physical Settlement, at
                                      Counterparty's election, and Counterparty must provide notice (which may be oral telephonic or written facsimile notice) given to First Union on or before five (5)
                                      Exchange Business Days prior to the
                                      applicable Exercise Date, between the
                                      hours of 9:00 a.m. and 4:00 p.m. local
                                      time in New York. If Counterparty fails to notify First Union of its election and this Option is exercised, then Physical
                                      Settlement shall apply for such Exercise
                                      Date. If Physical Settlement applies for this Transaction, then the settlement terms shall be as provided in the Equity
                                      Definitions. If Counterparty elects Cash
                                      Settlement, then the settlement terms
                                      shall be as follows:

         Settlement Currency:         USD

         Cash Settlement Payment Date:Three (3) Currency Business Days following the applicable Valuation Date

         Cash Dividends:              This Transaction assumes that a quarterly
                                      cash dividend of $0.275 per share shall be declared and paid by the Issuer. If an ex-dividend date for the payment of a cash dividend to the holders of record of the Shares occurs on any date from and excluding the Trade Date to but including the Exercise Date and such payment is either more or less than $0.275 per Share then the Calculation Agent shall determine the market value of this Transaction immediately prior to such payment and immediately after such payment. (If no quarterly cash dividend is declared and paid in a quarter than a cash dividend amount of zero shall be assumed.)

                                      If the market value of this Transaction
                                      immediately after the payment is



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                                      greater than the market value of this
                                      Transaction immediately prior to the
                                      payment then within one Currency Business
                                      Day of such determination the Counterparty shall pay such excess to First Union. If the market value of this Transaction immediately after the payment is less than the market value of this Transaction immediately prior to the payment then within one Currency Business Day of such determination First Union shall pay such difference to the Counterparty.

                                      Notwithstanding the foregoing, the
                                      Counterparty may elect that, in lieu of
                                      any such payment that the Calculation
                                      Agent adjust the Strike Price of this
                                      Transaction to account for the change in the market value of this Transaction.

Adjustments:

         Method of Adjustment:        Calculation Agent Adjustment; provided,
                                      however, that notwithstanding Section 9.1 of the 1996 ISDA Equity Derivatives
                                      Definitions, if an ex-dividend date for
                                      the payment of a dividend by the Issuer in securities of the Counterparty or an affiliate of the Counterparty to the holders of record of the Shares (a
                                      "Counterparty Securities Distribution")
                                      occurs on any date from and excluding the Trade Date to but including the Exercise
                                      Date, as the case may be, the Counterparty in lieu of a Calculation Agent Adjustment shall elect either (i) to have First Union physically deliver to it the number of securities equal to X or (ii) to have First Union pay to the Counterparty the actual proceeds First Union receives from selling such securities. First Union shall pay any proceeds it receives within one
                                      Currency Business Day after the receipt
                                      thereof. If the Counterparty fails to make an election (which may be oral or in writing) on or before one Exchange
                                      Business Day prior to the payment of such dividend then it shall have been deemed to have elected physical settlement.

                                      "X" means the number of securities
                                      received by First Union in connection with First Union's hedge relating to this Transaction.

Extraordinary Events:

         Consequences of Merger Events:

         (a) Share-for-Share:         Alternative Obligation, provided that if
                                      in either party's reasonable judgement
                                      such consequence cannot or would not
                                      provide a commercially reasonable result, then First Union will transfer to the Counterparty, upon receipt, any consideration it receives in connection with the Merger Event as a holder of the Shares associated with First Union's hedge, net of any taxes, charges or other expenses, including any costs or losses incurred by First Union in connection with the early termination of this Transaction.

         (b) Share-for-Other:         First Union will transfer to the
                                      Counterparty, upon receipt, any
                                      consideration it receives in connection
                                      with the Merger Event as a holder of the Shares associated with First Union's hedge, net of any taxes, charges or other expenses, including any costs or losses incurred by First Union in connection with the early termination of this Transaction.

         (c) Share-for-Combined:      First Union will transfer to the
                                      Counterparty, upon receipt, any
                                      consideration




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                                      it receives in connection with the Merger
                                      Event as a holder of the Shares associated with First Union's hedge, net of any taxes, charges or other expenses, including any costs or losses incurred by First Union in connection with the early termination of this Transaction.

Nationalization or Insolvency:        First Union will transfer to the
                                      Counterparty, upon receipt, any
                                      consideration it receives in connection
                                      with the Nationalization or Insolvency as a holder of the Shares associated with First Union's hedge, net of any taxes, charges or other expenses, including any costs or losses incurred by First Union in connection with the early termination of this Transaction.

Calculation Agent:                    First Union

Settlement Amount:                    For purposes of determining the Settlement
                                      Amount under Section 6(e) of the Master
                                      Agreement, "Second Method" and "Loss"
                                      shall apply.

Payments to First Union:              First Union Charlotte
                                      Capital Markets
                                      Attention: Derivatives Desk
                                      Fed. ABA No.  053000219
                                      Ref: Equity Derivatives

Payments to Counterparty:             Coltec Industries Inc
                                      Bank of America
                                      ABA No. 111000012
                                      Account No. 3750781281
                                      Ref:  TIDES Hedge

Representations of Counterparty:      The Counterparty is not required to obtain
                                      any approval, authorization, license,
                                      consent, exemption, adjudication or order of, or to file any notice or registration with, any governmental authority of the United States of America or the state in which the Counterparty resides or is domiciled (i) as a condition to the validity or enforceability of, or for the execution, delivery or performance by the Counterparty under, this Confirmation or
                                      (ii) as a condition to the exercise by
                                      First Union of its rights hereunder.

                                      The execution and delivery and performance under this Confirmation by the Counterparty will not contravene or constitute a default under any statute, regulation, rule, order, judgment or decree of any governmental authority of the United States of America or the state in which the Counterparty resides or is domiciled, or under any contractual agreement or restriction that is binding on the Counterparty or its assets or that affects the performance by the Counterparty of its obligations hereunder.

Additional Representations,           On any date where the Counterparty is the
Warranties and Covenants:             Issuer or an Affiliate of the Issuer and
                                      Cash Settlement is elected and on each
                                      date where the Counterparty elects a cash payment in connection with a Counterparty
                                      Securities Distribution, the following
                                      shall apply:

         Registration Provisions:     Counterparty agrees to cause to be
                                      prepared and filed with the Securities and Exchange Commission (the "SEC") a registration statement relating to:



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                                      (i)  the Shares that form First Union's
                                           hedge position relating to each
                                           Valuation Date and to cause such
                                           registration statement to be
                                           effective at all times from and
                                           including the date that the
                                           Counterparty elects Cash Settlement
                                           in connection with the relevant
                                           Exercise Date, or

                                      (ii) any securities received in connection
                                           with the Counterparty Securities
                                           Distribution, and to cause such
                                           registration statement to be
                                           effective at all times from and
                                           including the date of the
                                           Counterparty Securities Distribution,

                                      and to cause such registration statement to be kept continuously effective and in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and all applicable rules and regulations of the SEC and usable by First Union for sale of such Shares or securities, as the case may be, to and including the date that First Union or its affiliate(s) has finally sold such Shares or securities.

                                      At the request of First Union, First
                                      Union, and any nationally recognized
                                      underwriter selected by it and reasonably acceptable to Counterparty (an "Underwriter"), and the Counterparty shall enter into an agreement (an "Underwriting Agreement") on reasonable and customary underwriting terms, including but not limited to, provisions requiring indemnification and contribution and the delivery of (i) opinions of counsel for the Counterparty in form and substance reasonably acceptable to First Union and any Underwriter and (ii) a "cold comfort" letter signed by the independent public accountants who have issued a report on the financial statements included in the registration statement, each covering substantially the same matters with respect to the Shares or other securities and the offering, sale and issuance thereof as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of similar securities, and, in the case of the accountants' letter, such other financial matters as First Union and any Underwriter may have reasonably requested, and shall allow First Union and any Underwriter, and their agents and legal counsel, to complete a customary "due diligence" review of the
                                      Counterparty, and in connection with the preparation and filing of each registration statement, shall allow First Union and any Underwriter, and their agents and legal counsel, the opportunity to review and comment on the form of registration statement, each prospectus included therein or to be filed with the Securities and Exchange Commission, and each amendment thereto or supplement thereof, and in each case will make the corrections reasonably requested by them prior to filing any such registration statement. In addition, Counterparty shall have caused the securities to be registered or qualified the securities under securities or "blue sky" laws of such states or other jurisdictions in the United States and Puerto Rico that First Union and any Underwriter shall have reasonably requested.

                                      Counterparty shall have caused the Shares or such other securities to be registered with or approved by such other governmental agencies or authorities in the United States as may be necessary to enable First Union and any Underwriter to consummate the disposition of such Shares or such other securities.


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


                                      Counterparty shall effect the listing of the Shares or such other securities on the Exchange and on each other securities exchange on which similar securities issued by Issuer are then listed, or if no such securities are then listed on any securities exchange, Counterparty will use its best efforts to effect such listing upon a national securities exchange.

                                      Counterparty shall pay all reasonable
                                      costs and expenses incurred in connection with the foregoing.

                                      Counterparty will not be required to make a registration statement available or register or qualify the shares or such other securities under state securities or blue sky laws or enter into any Underwriting Agreement if, in the unqualified written opinion of nationally recognized outside counsel for Counterparty in form and substance reasonably acceptable to First Union, no registration under the Securities Act, and registration or qualification under state securities or blue sky laws is required for public resales of the relevant Shares or other securities by First Union. Such opinion shall be provided to First Union and shall state that First Union is entitled to rely thereon. Counterparty shall indemnify First Union from any liabilities, costs and expenses incurred by First Union in effecting any resales without registration in reliance on such opinion.

 Indemnification and                  Counterparty agrees to indemnify First
 Contribution:                        Union and its affiliates and their
                                      respective directors, officers, partners, agents, controlling parties and employees
                                      (First Union and each such person being an "Indemnified Party") from and against any and all losses, claims, damages and liabilities, joint and several to which such Indemnified Party may become subject under any applicable law, or otherwise related to, arising out of the engagement of First Union pursuant to, and the performance by First Union of the services contemplated by this letter other than those arising solely out of First Union's gross negligence or willful misconduct and will promptly reimburse any Indemnified
                                      Party for all expenses (including
                                      reasonable legal fees and expenses) as
                                      they are incurred in connection with the investigation of, preparation for, or defense of any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified
                                      Party is a party thereto. This indemnity agreement shall be in addition to any liability that Counterparty otherwise may have.

Make-Whole:                           If Counterparty fails to comply with or
                                      perform any agreement or obligation
                                      contained in "Registration Provisions"
                                      above (without regard to whether the cause of non-compliance is not within the control of Counterparty) or Counterparty's representations contained in "Securities
                                      Laws and Registration Representations"
                                      below are incorrect or misleading in any material respect, then Counterparty shall immediately notify First Union thereof and:

                                      (i) in connection with Cash Settlement on
                                          an Exercise Date, the Counterparty
                                          shall pay to First Union, promptly
                                          upon demand, the amount (if positive)
                                          equal to the Reference Price per Share
                                          minus the actual per Share proceeds it
                                          receives in selling each Share
                                          comprising its hedge; or



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                                      (ii) in connection with a cash payment
                                           relating to a Counterparty
                                           Distribution Date, First Union shall
                                           pay to the Counterparty the actual
                                           proceeds it receives in selling the
                                           securities in a private placement
                                           promptly upon receipt of such
                                           proceeds.

Securities Laws and                   Counterparty represents that any
Registration Representations:         registration statement filed and any
                                      prospectus delivered to First Union in
                                      connection with sales made under such
                                      registration statement (as such prospectus may be supplemented from time to time) will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                      Counterparty represents, and is deemed to repeat on each day that a registration statement filed in connection with this Transaction is effective, that each of the required filings under all applicable securities laws have been filed and, as of the respective dates thereof, there are no misstatements of material fact contained therein or omissions of a material fact required to be stated therein or necessary to make the statements therein not misleading.

                                      Counterparty represents that it is not
                                      entering into this Transaction while in
                                      possession of material non-public
                                      information concerning the business,
                                      operations or prospects of the Issuer.

                                      Counterparty represents that it is not
                                      entering into this Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares), to manipulate the price of the Shares (or any security convertible into or exchangeable for Shares) or to facilitate a distribution of Shares (or any security convertible into or exchangeable for Shares).

                                      Counterparty represents, from the Trade
                                      Date until such time as it shall have been notified by First Union that it has completed establishing its initial hedge, that (i) the Issuer has publicly disclosed all material information with respect to its condition (financial or otherwise) and
                                      (ii) if Counterparty or the Issuer were to have purchased Shares on any day during such period, such purchases were in compliance with U.S. securities laws.

Rule 10b-18:                          With the cooperation of Counterparty,
                                      First Union undertakes to use its best
                                      efforts to satisfy the conditions of Rule
                                      10b-18 under the Securities Act, to the
                                      extent applicable, in establishing its
                                      initial hedge.

Terms relating to the Agent:          (a) The Agent is registered as a
                                      broker-dealer with the SEC and the
                                      National Association of Securities
                                      Dealers, is acting hereunder for and on
                                      behalf of First Union solely in its
                                      capacity as agent for First Union pursuant to instructions from First Union, and is not and will not be acting as the Seller's agent, broker, advisor or fiduciary in any respect under or in connection with this Transaction.

                                      (b) In addition to acting as First Union's agent in executing this



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                                      Transaction, the Agent is authorized from
                                      time to time to give written payment
                                      and/or delivery instructions to the Seller directing it to make its payments and/or deliveries under this Transaction to an account of the Agent for remittance to First Union (or its designee), and for that purpose any such payment or delivery by the Seller to the Agent shall be treated as a payment or delivery to First Union.

                                      (c) Except as otherwise provided herein, any and all notices, demands, or communications of any kind transmitted in writing by either First Union or the Seller under or in connection with this Transaction, including without limitation, any option exercise notice, will be transmitted exclusively by such party to the other party through the Agent at the following address:

                                           First Union Securities, Inc.
                                           301 South College Street
                                           Charlotte, NC  28288-0601
                                           Facsimile No.: 704-383-9139
                                           Telephone No.: 704-383-5433
                                           Attention:  Equity Derivatives

                                      Notwithstanding the foregoing, any such
                                      notice, demand or communication by Seller shall be deemed to have been given to First Union when it is so given to the Agent, and any such notice, demand or communication to Seller shall not be deemed to have been given until it is given to Seller.

                                      (d) The Agent shall have no responsibility or liability to First Union or the Seller for or arising from (i) any failure by either First Union or the Seller to perform any of their respective obligations under or in connection with this Transaction, (ii) the collection or enforcement of any such obligations, or
                                      (iii) the exercise of any of the rights
                                      and remedies of either First Union or the Seller under or in connection with this Transaction. Each of First Union and the Seller agrees to proceed solely against the other to collect or enforce any such obligations, and the Agent shall have no liability in respect of this Transaction except for its gross negligence or willful misconduct in performing its duties as the agent of First Union.

                                      (e) Upon written request, the Agent will furnish to First Union and the Seller the date and time of the execution of this Transaction and a statement as to the source and amount of any remuneration received or to be received by the Agent in connection with this Transaction.

Representations:                      Each party represents to the other party
                                      on the date hereof that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):

                                      (a) Non-Reliance. It has made its own
                                      independent decision to enter into this
                                      Transaction, is acting at arm's length for its own account, and is not relying on any communication (written or oral) of the other party as a recommendation or investment advice regarding this Transaction.


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

                                      (b) Evaluation and Understanding. It has the capability to evaluate and understand (on its own behalf or through independent professional advice), and does understand, the terms, conditions and risks of this Transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks.

                                      (c) CFTC Matters:

                                          (i) It is an eligible contract
                                          participant, as defined in the
                                          Commodity Futures Modernization Act of
                                          2000.

                                          (ii) It has entered into the Agreement
                                          and this Transaction as principal (and
                                          not as agent or in any other capacity,
                                          fiduciary or otherwise).



Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us by facsimile at 212-891-5042 (Attention: Cathleen Burke, by telephone contact 212-909-0951).


Very truly yours,
FIRST UNION SECURITIES, INC.,                 FIRST UNION NATIONAL BANK
acting solely in its capacity as Agent
of First Union National Bank                  By: First Union Securities, Inc.,
                                              acting solely in its capacity as
                                              its Agent

By: /s/ Steven Gray                           By: /s/ Mary Louise Guttman
    ----------------------------------            ------------------------------
    Name:  Steven Gray                            Name:  Mary Louise Guttman
    Title: Vice President                         Title: Senior Vice President


Accepted and confirmed as
of the date first above written:

COLTEC INDUSTRIES INC




By: /s/ Houghton Lewis
    ----------------------------------
    Name:  Houghton Lewis
    Title: Assistant Treasurer



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